                                                                   EXHIBIT 10.28
                                                                   -------------


                              FIFTH AMENDMENT TO
                              ------------------

                           BUDDHIST MEMORIAL COMPLEX
                           -------------------------

                         DEVELOPMENT AND USE AGREEMENT
                         -----------------------------

     THIS FIFTH AMENDMENT pertains to that certain Buddhist Memorial. Complex Development and Use Agreement (the "Agreement"), dated March 1, 1994, by and between Rose Hills Memorial Park Association, a California Non Profit Mutual Benefit Corporation ("Association") and the International Buddhist Progress Society, a California Non Profit Religious Corporation ("Temple"), as amended by the First Amendment to the Agreement dated September 1, 1994, by the Second Amendment to the Agreement dated March 15, 1995, by the Third Amendment to the Agreement dated May 15, 1995, and to the Fourth Amendment to Agreement dated October 15, 1995.

                                    RECITALS
                                    --------

     Under a Grant Deed dated November 19, 1996, and recorded on November 19, 1996, as Instrument No. 96-19870672, Association deeded the real property which is the subject matter of the Agreement and of this Fifth Amendment to Rose Hills, Inc., a Delaware corporation (hereinafter referred to as the (Corporation"), and on May 8, 1998 the Corporation filed with the California Secretary of State an Amended Statement and Designation by Foreign Corporation, changing it's name to RH Cemetery Corp.

     The parties desire to expand the scope of the Buddhist Memorial Complex to include an additional area consisting of approximately 0.35 of an acre, located contiguous to and northerly of the initial Site. The expanded area shall be utilized as an urn garden (sometimes referred to as a "stupas garden"), wherein inurned ashes will be placed within or upon the surface of the ground. In consideration for the expansion of the Site, Temple agrees to pay to Corporation the additional sum of Thirty Thousand and No/ 100 Dollars ($30,000.00).

     The parties further desire to acknowledge that Temple has exercised it's option to acquire the Adjacent Site (Parcel B), and to set forth the expectation of the parties regarding that Site.

     In order to memorialize these Recitals, the Agreement is hereby acknowledged and amended as follows:

                                 ACKNOWLEDGMENT
                                 --------------

     Corporation hereby acknowledges each and every term of the Agreement, and of the First, Second, Third and Fourth Amendments to the Agreement, and assumes and agrees to perform each and every obligation of Association thereunder to the same extent as if Corporation had initially been named as a party therein instead of Association.


                                   AMENDMENTS
                                   ----------

1. Paragraph 1.1. of the Agreement is hereby amended to read in full as follows:

"1.1. Property. Corporation is the owner of those certain premises (the "Property") consisting of the property described in Exhibit "A" (Parcel A) and Exhibit "C" (Parcel C) attached hereto (the "Site"), on which a columbarium and related facilities (the "Buddhist Memorial Complex" or "Complex") has been constructed. The Property is located within the larger cemetery commonly known as Rose Hills Memorial Park, Whittier, California (the "Memorial Park")."

2. Paragraph 1.3 of the Agreement is hereby amended to read in full as follows:

"1.3   Adjacent Site.  Adjacent to the Site is additional undeveloped real property owned by Corporation (the "Adjacent Site"), as to which Temple has acquired certain options and rights under this Agreement. The Adjacent site is described in Exhibit "B" (Parcel B) attached hereto."

3. Paragraph 4.7.2 of the Agreement is hereby amended to read in full as follows:

"4.7.2 Payment for Interment Rights. Temple shall pay One Million Four Hundred and Five Thousand and No/100 Dollars ($1,405,000.00) for all interment rights associated with the Site. Of this sum, Temple has paid to Association and/or Corporation the sum of Six Hundred Sixty Thousand and No/ 100 Dollars ($660,000.00). Corporation is indebted to Temple in the sum of One Hundred Seventy Five Thousand and No/100 Dollars ($175,000.00) for Site Improvement Costs under the provisions of paragraph 4.1.5 of the Third Amendment to Agreement dated May 15, 1995 ("Corporation's Indebtedness"). Temple elects to deduct Corporation's Indebtedness from the amount owed by Temple, leaving an unpaid balance of Five Hundred Seventy Thousand No/100 Dollars ($570,000.00). Temple shall pay the unpaid balance, without interest, at the rate of One Hundred Thousand and No/100 Dollars ($100,000.00) per quarter, commencing on July 1, 2001 and continuing until paid in full."

4. In each instance wherein reference is made to "Association", the Agreement, and the First, Second, Third and Fourth Amendments to the Agreement, are amended to substitute "Corporation" in place of Association.

5. Except as herein expressly amended, the Agreement, together with the First, Second, Third and Fourth Amendments to the Agreement, shall remain in full force and effect.


                      EXERCISE OF OPTION ON ADJACENT SITE
                      -----------------------------------

     Corporation acknowledges that Temple has exercised Temple's option to acquire the Adjacent Site (Parcel B), pursuant to the provisions of Section IX of the Agreement. The following provisions shall be applicable with respect to the Adjacent Site:

1. Temple has paid the Two Million and No/100 Dollars ($2,000,000.00) purchase price to Corporation concurrent with the execution of this Fifth Amendment.

2. It is intended that Temple's utilization of the Adjacent Site may be deferred for an indefinite period of time, and any additional construction upon the Complex, as provided in paragraph 9.7 of the Agreement, may be deferred until such time as Temple elects to commence construction. Corporation's obligation to improve the Adjacent Site to a "finished lot", as provided in paragraph 9.6 of the Agreement, may be deferred until Temple notifies Corporation of Temple's intended use of the Adjacent Site.

3. The Adjacent Site may be used as a columbarium, or as a stupa garden, or both. In addition, the Adjacent Site may be used for not to exceed Two Hundred Ninety Five (295) ground burials. Temple shall provide a precise use plan to Corporation prior to the commencement of the development of the Adjacent Site.

4. Pending the development of the Adjacent Site, Temple shall, upon reasonable notice, cause the Adjacent Site to be sodded or seeded with grass, and Corporation shall maintain the grass.


IN WITNESS WHEREOF the parties have executed this Fifth Amendment as of the 15th day of April, 2001.

RH CEMETERY CORP.,                       INTERNATIONAL BUDDHIST PROGRESS
a Delaware Corporation                   SOCIETY, a California Non Profit
                                         Religious Corporation
By:                                      By:

It's:                                    It's:



PARCEL A - PROJECT SITE

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 15, T2S, R11W, S. B. M., IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF ROSE HILLS DRIVE AND ROAD #3, BOTH PRIVATE CEMETERY ROADWAYS, AS SHOWN ON THE MAP FILED IN BOOK 27, PAGE 31 AND 32 OF CEMETERY MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THENCE S47(degrees)2'5"W 2544.07 FEET TO THE TRUE POINT OF BEGINNING;

THENCE S80(degrees)59'12"E 176.33 FEET; THENCE S68(degrees)16'43"E 143.42 FEET; THENCE N21(degrees)51'35"E 24.66 FEET; THENCE S87(degrees)10'47"E 35.83 FEET; THENCE S38(degrees)0'0"E 42.36 FEET; THENCE N90(degrees)0'0"E 50.41 FEET; THENCE N12(degrees)26'13"E 134.41 FEET; THENCE N38(degrees)21'51"E 81.13 FEET; THENCE S38(degrees)31'52"E 132.69 FEET; THENCE S24(degrees)3'30"E 172.30 FEET; THENCE S44(degrees)23'51 "E 92.36 FEET; THENCE S56(degrees)4'52"E 108.95 FEET; THENCE SO(degrees)39'46"W 146.09 FEET; THENCE S60(degrees)41'45"W 70.73 FEET; THENCE N57(degrees)2'20"W 179.68 FEET; THENCE N18(degrees)4'18"W 143.20 FEET;

THENCE N51(degrees)48'4"W 102.50 FEET; THENCE S80(degrees)19'41 "W 120.22 FEET; THENCE S65(degrees)25'0"W 179.09 FEET;
THENCE S45(degrees)0'0"W60.56 FEET TO A POINT ON A TANGENT CURVE CONCAVE

NORTHERLY HAVING A RADIUS OF 80.00 FEET; A RADIAL TO SAID POINT BEARING S45(degrees)0'0"E
THENCE SOUTHWESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 188.50 FEET THROUGH A CENTRAL ANGLE OF 135(degrees)0'0" TO A POINT OF TANGENCE;

THENCE NO(degrees)0'0"E 37.74 FEET; THENCE N46(degrees)13'26"W 158.03 FEET; THENCE N43(degrees)27'20"E 142.33 FEET TO THE TRUE POINT OF BEGINNING.

TOTAL ACREAGE OF THIS PARCEL: 4.46 ACRES, MORE OR LESS.

THE SOLE PURPOSE OF THIS LEGAL DESCRIPTION IS TO DESCRIBE THE PROPERTY SUBJECT TO THE TERMS AND CONDITION OF THE ATTACHED AGREEMENT. THIS LEGAL DESCRIPTION SUPERSEDES THE LEGAL DESCRIPTION RECORDED IN LOS ANGELES COUNTY ON JUN 1, 1995. AS INSTRUMENT NO. 95-872165.


(Copy of map not attached)

PARCEL C - PROJECT SITE

THAT PORTION OF THE NORTH EAST QUARTER OF SECTION 15, T2S, R11 W, S.D.M., 1N THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF ROSE HILLS DRIVE AND ROAD #3, BOTH PRIVATE, CEMETERY ROADWAYS, AS SHOWN ON THE MAP FILED 1N BOOK 27, PAGE 31 AND 32 OF CEMETERY MAPS 1N THE OFFICE OF THE COUN'T'Y RECORDER OF SAID COUNTY.

THENCE S40(degrees)36'54"W 2348.55 FEET 1'O A POINT ALONG BOUNDARY OF PARCEL `A' RECORDED 1N LOS ANGELES COUNTY ON MARCH 19, 1996 AS INSTRUMENT NO. 96-437371; SAID POINT ALSO KNOWN AS THE TRUE POINT OF BEGINNING;

7'F , N50(degrees) 14'00"C 97.54 FEET; THENCE N 18(degrees)04'45"E 119.76 FEET;
THENCE 578(degrees) 14'55"E 81.13 FEET TO THE NORTHERLY CORNER OF PARCEL `A'; THENCE ALONG THE BOUNDARY OF SAID PARCEL S38(degrees)21'51"W 81.13 FEET; THENCE S12026'13"W 134.41 FEET; 'THENCE N90(degrees)0'0"W 50.41 FEET; THENCE N38(degrees)0'0"W 42.36 FEET; THENCE N87(degrees)10'47"W 35.83 FEET TO THE TRUE POINT OF BEGINNING.

TOTAL. ACREAGE OF THIS PARCEL: 0.35 ACRES, MORE OR LESS.

THE SOLE PURPOSE OF THIS LEGAL DESCRIPTION IS TO DESCRIBE THE PROPERTY SUBJECT TO THE TERMS AND CONDITIONS OF THE MARCH 1, 1994 AGREEMENT AND ALT. SUBSEQUENT AMENDMENTS RECORDED IN LOS ANGELES COUNTY.

RECORDED AT THE REQUEST OF AND WHEN RECORDED MAIL TO:

W. Patrick O'Keefe, Jr.
Attorney at Law
505 S. Main Street, Suite 720
Orange, California 92868

                 THIRD AMENDED MEMORANDUM OF BUDDHIST MEMORIAL
                     COMPLEX DEVELOPMENT AND USE AGREEMENT

This Third Amended Memorandum is made and entered into as of the 1 st day of January, 2001 by and between RH CEMETERY CORP., a Delaware Corporation, previously known as ROSE HILLS, INC. (the "Corporation"), Successor in Interest to ROSE HILLS MEMORIAL PARK ASSOCIATION, a California Non-Profit Mutual Benefit Corporation (the "Association") and INTERNATIONAL BUDDHIST PROGRESS SOCIETY, a California Non Profit Religious Corporation (the "Temple").

WITNESSETH:

Association and Temple entered into a written Agreement dated March 1, 1994, as amended by Amendments thereto dated September 1, 1994, March 15, 1995, May 15, 1995, and October 15, 1995, and Corporation and Temple have entered into an Amendment to the Agreement dated April 15, 2001, pertaining to the development and use of a portion of the Rose Hills Memorial Park, commonly known as 3888 South Workman Mill Road, in the city of Whittier, County of Los Angeles, state of California, consisting of Parcels "A" and "C" ("Project Site") and Parcel "B" ("Adjacent Site"), as more particularly described in Exhibit 1 attached hereto and made a part hereof. With respect to Parcels "A" and "C", the Agreement provides, in part, as follows:

1. Temple shall have the exclusive ownership of all interment rights associated with the Site, including the right to re‑sell plots to members of the public.

2. Temple shall have the exclusive right to the use of the Buddhist Memorial Complex to be constructed upon the Site by Temple

3. From time to time, Temple shall have the nonexclusive right to use Corporation's assembly hall and chapel located outside of the Buddhist Memorial Complex.

With respect to Parcel "B", the Agreement provides, in part as follows:

1. For a period of seven (7) years from the date of the Agreement, Temple shall have the option to acquire the exclusive interment and use rights within Parcel "B".

2. Upon exercise of the option, Temple shall have the same ownership and use rights as exist for Parcel "A", as more particularly described above.

     Corporation acknowledges that Temple has exercised Temple's option with respect to Parcel "B".

     It is understood and agreed that this instrument is a Memorandum of the Agreement, as amended, and that all rights, obligations, covenants and warranties of Corporation and Temple are more fully set forth in the Agreement; in the event that any of the terms and conditions of this instrument are inconsistent with the Agreement, the terms and conditions of the Agreement, as amended, shall prevail. This Third Amended Memorandum supercedes the Memorandum of Buddhist Memorial Complex Development and Use Agreement recorded in Los Angeles County on June 4, 1994, as Document No. 94‑1082054, and the Amended Memorandum of Buddhist Memorial Complex Development and Use Agreement recorded in Los Angeles County on June 5, 1995, as Document No. 95‑872165, and the Second Amended Memorandum of Buddhist Memorial Complex Development and Use Agreement recorded in Los Angeles County on

March 19, 1996, as Document No. 96-437371.

IN WITNESS WHEREOF the parties have executed this instrument as of the 15 `h day of April, 2001.

                                  RH Cemetery Corp., A Delaware Corporation

"Corporation"                     By: /S/ Kenton C. Woods
                                  It's: Executive Vice President &
                                        Chief Financial Officer

                                  International Buddhist Progress Society
                                  A California Non-Profit Religious Corporation

"Temple"                          By:
                                  It's: Secretary

STATE OF CALIFORNIA

COUNTY OF Los Angeles



      On April 27, 2001 before me, the undersigned, a Notary Public personally appeared Kenton C. Woods personally known to me (or proved to me upon the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

             SUE E. WONG
     Commission # 1238174
     Notary Public California
     Los Angeles County
     My Comm. Expires Oct 16, 2003

                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA

COUNTY OF Los Angeles

     On April 20, 2001 before me, the undersigned, a Notary Public in and for said County and State, personally appeared HSISHEN FANG, known to me (or proved to me upon the basis of satisfactory evidence) to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person or entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.

     Vivian Wu
     Commission# 1197164
     Notary Public - California
     Los Angeles County
My Comm. Expires Sep 27, 2002

PARCEL A - PROJECT SITE

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 15, T2S, Rl 1W, S. B. M., IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF ROSE HILLS DRIVE AND ROAD #3, BOTH PRIVATE CEMETERY ROADWAYS, AS SHOWN ON THE MAP FILED IN BOOK 27, PAGE 31 AND 32 OF CEMETERY MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THENCE S47(degrees)2'5"W 2544.07 FEET TO THE TRUE POINT OF BEGINNING;

THENCE S80(degrees)59'12"E 176.33 FEET; THENCE S68(degrees) 16'43"E 143.42 FEET; THENCE N21(degrees)51'35"E 24.66 FEET; THENCE S87(degrees) 10'47"E 35.83 FEET; THENCE S38(degrees)0'0"E 42.36 FEET; THENCE N90(degrees)0'0"E 50.41 FEET; THENCE N12(degrees)26'13"E 134.41 FEET; THENCE N38(degrees)21'51"E 81.13 FEET; THENCE 538(degrees) 31'52"E 132.69 FEET; THENCE S24(degrees) 3'30"E 172.30 FEET; THENCE 544(degrees) 23'51 "E 92.36 FEET; THENCE S56(degrees) 4'52"E 108.95 FEET; THENCE S0(degrees)39'46"W 146.09 FEET; THENCE S60(degrees)41'45"W 70.73 FEET; THENCE N57(degrees) 2'20"W 179.68 FEET; THENCE N18(degrees) 4' 18"W 143.20 FEET;

THENCE N51(degrees) 48'4"W 102.50 FEET; THENCE 580(degrees) 19'41 "W 120.22
FEET;
THENCE S65(degrees)25'0"W 179.09 FEET;
THENCE S45(degrees)0'0"W60.56 FEET TO A POINT ON A TANGENT CURVE CONCAVE

NORTHERLY HAVING A RADIUS OF 80.00 FEET; A RADIAL TO SAID POINT BEARING 545(degrees) 0'0"E
THENCE SOUTHWESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 188.50 FEET
THROUGH A CENTRAL ANGLE OF 135(degrees)0'0" TO A POINT OF TANGENCE;
THENCE NO(degrees)0'0"E 37.74 FEET; THENCE N46(degrees) 13'26"W 158.03 FEET; THENCE N43(degrees)27'20"E 142.33 FEET TO THE TRUE POINT OF BEGINNING.

TOTAL ACREAGE OF THIS PARCEL: 4.46 ACRES, MORE OR LESS.

THE SOLE PURPOSE OF THIS LEGAL DESCRIPTION IS TO DESCRIBE THE PROPRETY SUBJECT TO THE TERMS AND CONDITION OF THE ATTACHED AGREEMENT. THIS LEGAL DESCRIPTION SUPERSEDES THE LEGAL DESCRIPTION RECORDED IN LOS ANGELES COUNTY ON JUN 1, 1995, AS INSTRUMENT NO. 95-872165.

PARCEL C - PROJECT SITE

THAT PORTION OF TI IE NORTHEAST IEAST QUARTER OF SECTION 15, T2S, Rl 1 W, S.D.M., IN THE COUNTY OF LOS ANGELES, STA'T'E OF CALIFORNIA DESCRIBED AS
FOLLOWS:

COMMENCING AT TI THE INTERSECTION OF ROSE BILLS DRIVE AND ROAD #3,130TI I PRIVATE CEMETERY ROADWAYS, AS SHOWN ON THE MAP FILED IN BOOK 27, PAGE 31 AND 32 OF CEMETERY MAPS 1N THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THENCE S40(degrees)36'54"W 2348.55 FEET 1'O A POINT ALONG BOUNDARY OF PARCEL `A' RECORDED 1N LOS ANGELES COUNTY ON MARCH 19,1996 AS INSTRUMENT NO.
9G‑437371;
SAID POINT ALSO KNOWN AS THE TRUE POINT OF BEGINNING;

THENCE N50(degrees) 14'00"E 97.54 FEET; 'THENCE N 18(degrees)04'45"E 119.76 FEET; THENCE 578(degrees) I 4'55(degrees)E 81.13 FEET TO THE NORTHERLY CORNER O[undefined characters] PARCEL (degrees)A'; THENCE ALONG THE BOUNDARY OF SAID PARCEL S38(degrees)21'51"W 81.13 FEET; THENCE: S 12(degrees)2G' 13"W 134.41 FEET THENCE N90(degrees)0'0"W 50.41 FEET; THENCE N38(degrees)D'0"W 4236 FEET; THENCE N87(degrees)1D'47"W 35.83 FEET TO THE TRUE POINT OF BEGINNING.

TOTAL, ACREAGE OF THIS PARCEL: 0.35 ACRES, MORE OR LESS.

THE SOLE PURPOSE OF THIS LEGAL DESCRIPTION IS TO DESCRIBE THE PROPERTY SUBJECT TO THE TERMS AND CONDITIONS OF THE MARCH 1, 1994 AGREEMENT AND ALL SUBSEQUENT AMENDMENTS RECORDED IN LOS ANGELES COUNTY.

PARCEL B - ADJACENT SITE

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 15, T2S, R11W, S. B. M., IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF ROSE HILLS DRIVE AND ROAD #3, BOTH PRIVATE CEMETERY ROADWAYS, AS SHOWN ON THE MAP FILED IN BOOK 27, PAGE 31 AND 32 OF CEMETERY MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

THENCE S47(degrees) 2'5"W 2544.07 FEET TO THE TRUE POINT OF BEGINNING;

THENCE S43(degrees)27'20"W 229.85 FEET; THENCE N79(degrees)1'13"W 219.75 FEET; THENCE N23(degrees) 36'21 "W 261.78 FEET; THENCE N 13(degrees) 40'45"E 169.46 FEET; THENCE S33(degrees)41'15"E 120.59 FEET; THENCE S74(degrees)35'58"E 406.23 FEET; THENCE N15(degrees)38'26"W 74.06 FEET TO THE TRUE POINT OF BEGINNING.

TOTAL ACREAGE OF THIS PARCEL: 2.68 ACRES, MORE OR LESS.

THE SOLE PURPOSE OF THIS LEGAL DESCRIPTION IS TO DESCRIBE THE PROPRETY SUBJECT TO THE TERMS AND CONDITION OF THE ATTACHED AGREEMENT. THIS LEGAL DESCRIPTION SUPERSEDES THE LEGAL DESCRIPTION RECORDED IN LOS ANGELES COUNTY ON JUN 1, 1995, AS INSTRUMENT N0. 95-872165.